Exhibit 99.2
SANTANDER BANCORP
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF SEPTEMBER 30, 2008 AND 2007 AND DECEMBER 31, 2007
(Dollars in thousands, except share data)

				Variance
	30-Sep-08	30-Sep-07	31-Dec-07	09/08-12/07
ASSETS
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$251,425	$137,799	$118,096	112.90%
Interest-bearing deposits	861	1,117	1,167	-26.22%
Federal funds sold and securities purchased under agreements to resell	151,371	130,195	82,434	83.63%

Total cash and cash equivalents	403,657	269,111	201,697	100.13%

INTEREST-BEARING DEPOSITS	6,305	1,620	5,439	15.92%
TRADING SECURITIES, at fair value	70,208	58,101	68,500	2.49%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	765,938	1,412,983	1,268,198	-39.60%
OTHER INVESTMENT SECURITIES, at amortized cost	54,882	48,809	64,559	-14.99%
LOANS HELD FOR SALE, net	79,666	175,307	141,902	-43.86%
LOANS, gross	6,348,700	6,869,496	6,936,430	-8.47%
ALLOWANCE FOR LOAN LOSSES	(180,090)	(144,544)	(166,952)	7.87%
ACCRUED INTEREST RECEIVABLE	49,502	82,562	80,029	-38.14%
PREMISES AND EQUIPMENT, net	20,579	52,597	29,523	-30.30%
REAL ESTATE HELD FOR SALE	8,076	—	—	0.00%
GOODWILL	121,482	113,995	121,482	0.00%
INTANGIBLE ASSETS	29,940	40,581	30,203	-0.87%
OTHER ASSETS	356,334	268,696	379,203	-6.03%

	$8,135,179	$9,249,314	$9,160,213	-11.19%

LIABILITIES AND STOCKHOLDERS’ EQUITY
DEPOSITS:
Non interest-bearing	$721,713	$643,680	$755,457	-4.47%
Interest-bearing	4,868,187	5,429,056	4,405,246	10.51%

Total deposits	5,589,900	6,072,736	5,160,703	8.32%

FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	1,000	75,220	707,110	-99.86%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	375,000	733,306	635,597	-41.00%
COMMERCIAL PAPER ISSUED	49,858	403,660	284,482	-82.47%
FEDERAL HOME LOAN BANK ADVANCES	1,035,000	825,000	1,245,000	-16.87%
TERM NOTES	19,816	42,493	19,371	2.30%
SUBORDINATED CAPITAL NOTES	240,156	247,138	247,170	-2.84%
ACCRUED INTEREST PAYABLE	44,863	77,952	77,356	-42.00%
OTHER LIABILITIES	224,280	241,819	246,888	-9.16%

	7,579,873	8,719,324	8,623,677	-12.10%

STOCKHOLDERS’ EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized, none issued or outstanding	—	—	—	N/A
Common stock, $2.50 par value; 200,000,000 shares authorized; 50,650,364 shares issued; 46,639,104 shares outstanding	126,626	126,626	126,626	0.00%
Capital paid in excess of par value	316,412	308,171	308,373	2.61%
Treasury stock at cost, 4,011,260 shares	(67,552)	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(23,710)	(40,256)	(24,478)	-3.14%
Retained earnings:
Reserve fund	139,250	137,511	139,250	0.00%
Undivided profits	64,280	65,490	54,317	18.34%

Total stockholders’ equity	555,306	529,990	536,536	3.50%

	$8,135,179	$9,249,314	$9,160,213	-11.19%

SANTANDER BANCORP
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	For the nine months ended		For the three months ended
	September 30,	September 30,	September 30,	September 30,
(Dollars in thousands, except per share data)	2008	2007	2008	2007
INTEREST INCOME:
Loans	$417,070	$448,859	135,263	$150,670
Investment securities	38,758	50,846	11,442	17,196
Interest-bearing deposits	750	2,974	174	715
Federal funds sold and securities purchased under agreements to resell	3,897	2,789	1,132	1,568

Total interest income	460,475	505,468	148,011	170,149

INTEREST EXPENSE:
Deposits	117,403	144,052	37,235	51,223
Securities sold under agreements to repurchase and other borrowings	65,047	115,862	15,240	38,882
Subordinated capital notes	9,974	11,917	3,130	4,005

Total interest expense	192,424	271,831	55,605	94,110

Net interest income	268,051	233,637	92,406	76,039

PROVISION FOR LOAN LOSSES	123,650	100,224	45,560	47,350

Net interest income after provision for loan losses	144,401	133,413	46,846	28,689

OTHER INCOME :
Bank service charges, fees and other	33,744	34,162	10,220	9,711
Broker-dealer, asset management and insurance fees	58,110	49,086	16,137	16,717
Gain on sale of securities, net	5,153	238	2,279	—
Gain on sale of loans	3,004	5,121	737	782
Other income (loss)	19,756	7,851	7,040	3,283

Total other income	119,767	96,458	36,413	30,493

OPERATING EXPENSES:
Salaries and employee benefits	92,883	97,249	31,372	31,347
Occupancy costs	20,631	17,686	7,409	6,198
Equipment expenses	3,340	3,379	1,087	1,139
EDP servicing, amortization and technical assistance	31,208	27,317	10,147	9,243
Communication expenses	7,724	8,157	2,544	2,706
Business promotion	5,438	12,338	1,652	4,338
Goodwill and other intangibles impairment charges	—	39,705	—	39,705
Provision for claim receivable	25,120	—	25,120	—
Other taxes	10,150	8,486	3,394	3,537
Other operating expenses	52,947	45,677	19,027	15,980

Total operating expenses	249,441	259,994	101,752	114,193

Income before provision for income tax	14,727	(30,123)	(18,493)	(55,011)

PROVISION FOR INCOME TAX	(1,349)	4,151	(10,331)	(4,912)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$16,076	$(34,274)	$(8,162)	$(50,099)

EARNINGS PER COMMON SHARE	$0.34	$(0.73)	$(0.18)	$(1.07)

SANTANDER BANCORP
SELECTED CONSOLIDATED FINANCIAL INFORMATION:

		For the Quarters Ended				Nine Month-Periods ended September 30,
	30-Sep	30-Sep	30-Jun	3Q08/3Q07	3Q08/2Q08
(DOLLARS IN THOUSANDS)	2008	2007	2008	Variation	Variation	2008	2007	Variation

Interest Income	$148,011	$170,149	$153,436	-13.0%	-3.5%	$460,475	$505,468	-8.9%
Tax equivalent adjustment	1,430	1,713	998	-16.5%	43.3%	3,904	5,994	-34.9%

Interest income on a tax equivalent basis	149,441	171,862	154,434	-13.0%	-3.2%	464,379	511,462	-9.2%
Interest expense	55,605	94,110	62,391	-40.9%	-10.9%	192,424	271,831	-29.2%

Net interest income on a tax equivalent basis	93,836	77,752	92,043	20.7%	1.9%	271,955	239,631	13.5%
Provision for loan losses	45,560	47,350	38,515	-3.8%	18.3%	123,650	100,224	23.4%

Net interest income on a tax equivalent basis after provision	48,276	30,402	53,528	58.8%	-9.8%	148,305	139,407	6.4%
Other operating income	33,397	29,711	30,167	12.4%	10.7%	111,610	91,099	22.5%
Gain on sale of securities	2,279	—	—	N/A	N/A	5,153	238	2065.1%
Gain on sale of loans	737	782	829	N/A	-11.1%	3,004	5,121	N/A
Goodwill and other intangibles impairment charges	—	39,705	—	N/A	N/A	—	39,705	N/A
Provision for claims receivable	25,120	—	—	N/A	N/A	25,120	—	N/A
Other operating expenses	76,632	74,488	76,245	-10.9%	33.5%	249,441	220,289	-4.1%

Income on a tax equivalent basis before income taxes	(17,063)	(53,298)	8,279	-68.0%	-306.1%	18,631	(24,129)	-177.2%
Provision for income taxes	(10,331)	(4,912)	765	110.3%	-1450.5%	(1,349)	4,151	-132.5%
Tax equivalent adjustment	(1,430)	(1,713)	(998)	-16.5%	43.3%	(3,904)	(5,994)	-34.9%

NET INCOME	$(8,162)	$(50,099)	$6,516	-83.7%	-225.3%	$16,076	$(34,274)	-146.9%

SELECTED RATIOS:

Per share data (1):

Earnings per common share	$(0.18)	$(1.07)	$0.14			$0.34	$(0.73)
Average common shares outstanding	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Common shares outstanding at end of period	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Cash Dividends per Share	$—	$0.16	$0.10			$0.20	$0.48

(1)	Per share data is based on the average number of shares outstanding during the period. Basic and diluted earnings per share are the same.

SANTANDER BANCORP

	YTD	QTD	QTD	YTD	QTD
	30-Sep	30-Sep	30-Jun	30-Sep	30-Sep
SELECTED RATIOS	2008	2008	2008	2007	2007

Net interest margin (1)	4.40%	4.76%	4.34%	3.76%	3.56%
Return on average assets (2)	0.24%	-0.38%	0.28%	-0.50%	-2.14%
Return on average common equity (2)	3.80%	-5.71%	4.58%	-7.85%	-34.58%
Efficiency Ratio (1,3)	59.21%	59.00%	65.55%	65.59%	68.81%
Non-interest income to revenues	20.64%	19.74%	16.81%	16.02%	15.20%
Capital:
Total capital to risk-adjusted assets	—	11.84%	11.18%	—	10.69%
Tier I capital to risk-adjusted assets	—	8.65%	8.08%	—	7.61%
Leverage ratio	—	6.05%	5.68%	—	5.44%
Non-performing loans to total loans	—	3.26%	4.09%	—	2.80%
Non-performing loans plus accruing loans past-due 90 days or more to loans	—	3.47%	4.26%	—	2.90%
Allowance for loan losses to non-performing loans	—	85.91%	67.11%	—	73.33%
Allowance for loans losses to period-end loans	—	2.80%	2.74%	—	2.05%

OTHER SELECTED FINANCIAL DATA	9/30/2008	9/30/2007	12/31/2007
	(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)	$4,493.0	$4,516.0	$3,705.0
Broker-dealer customer accounts	5,529.0	5,959.0	5,855.0
Mutual fund and assets managed	3,256.0	3,152.0	3,066.0
Trust, institutional and private accounts assets under management	679.0	617.0	637.0

Total	$13,957.0	$14,244.0	$13,263.0

(1)	On a tax-equivalent basis.

(2)	Ratios for the quarters are annualized.

(3)	Operating expenses, excluding goodwill and other intangible impairment charges for 4Q07 and provision for claim receivable for 3Q08, divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities, gain on equity security and extinguishment of debts and derivatives. Also excluding for 4Q07 gain on sale of POS and TRUST.